UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

NOBLE CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36211	98-1575532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13135 Dairy Ashford, Suite 800

Sugar Land, Texas 77478

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 281 276-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 25, 2021, Noble Corporation (“Noble”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Duke Merger Sub, LLC a wholly owned subsidiary of Noble (“Merger Sub”), and Pacific Drilling Company LLC (“Pacific Drilling”), pursuant to which Noble will acquire Pacific Drilling in an all-stock transaction. The board of directors of Noble and the board of directors of Pacific Drilling have unanimously approved and adopted the Merger Agreement.

The Merger Agreement provides that Merger Sub will merge with and into Pacific Drilling (the “Merger”), with Pacific Drilling continuing as the surviving company and a wholly owned subsidiary of Noble. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each (a) membership interest in Pacific Drilling (the “Membership Interests”) will be converted into the right to receive the number of shares of the common stock of Noble (the “Noble Shares”) equal to the Membership Interest Exchange Ratio (as defined below) and (b) each of Pacific Drilling’s warrants outstanding immediately prior to the Effective Time (the “Pacific Warrants”) will be converted into the right to receive a number of Noble Shares equal to the Warrant Exchange Ratio. For purposes of the Merger Agreement, the “Membership Interest Exchange Ratio” equals (y) 16,600,000, less the Pacific Warrant Consideration Shares (as defined below), divided by (z) 2,500,000 and the “Warrant Exchange Ratio” means (a) the aggregate number of Noble Shares issuable pursuant to Section 5.1(f)(iii) of that certain Warrant Agreement, dated as of December 31, 2020, between Pacific Drilling and American Stock Transfer & Trust Company, LLC, as reasonably determined by the board of directors of Pacific Drilling pursuant to the terms thereof (the “Pacific Warrant Consideration Shares”) divided by (b) 441,176.

The Merger Agreement contains customary representations, warranties and covenants by Noble, Merger Sub and Pacific Drilling. The Merger Agreement also contains customary pre-closing covenants, including the obligation of Noble and Pacific Drilling to conduct their respective businesses in the ordinary course of business and to refrain from taking specified actions without the consent of the other party. Pacific Drilling has also agreed not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any alternative business combinations.

Completion of the Merger is subject to certain customary conditions, including, that no injunction shall have been entered and continue to be in effect that prohibits the consummation of the Merger, the representations and warranties of the parties being true and correct to the standards applicable to such representations and warranties and each of the covenants of the parties having been performed or complied with in all material respects. Subject to the satisfaction or waiver of these conditions, the Merger is expected to close in the second quarter of 2021.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such Merger Agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Noble does not believe that these schedules contain information that is material to an investment decision.

Voting and Support Agreement

Concurrently with the entry into the Merger Agreement, Noble and certain equityholders of Pacific Drilling (each a “Member” and, collectively the “Members”), which collectively represent approximately 66% of the issued and outstanding Membership Interests and 64% of the Pacific Warrants, entered into voting and support agreements (collectively, the “Voting Agreements”) in connection with the Merger Agreement.

Among other things, each Voting Agreement requires that each Member that is party to such Voting Agreement to (a) vote (or cause to be voted) its Membership Interests (i) in favor of the approval and adoption of the Merger, the Merger Agreement and all other transactions contemplated by the Merger Agreement, (ii) among other things, against any merger agreement or merger (other than the Merger Agreement, the Merger and the transactions contemplated thereby), any action or any other takeover proposal relating to Pacific Drilling, (b) be bound by certain other covenants and agreements relating to the Merger, including the delivery of any notices and documentation required to effect a “Drag-Along Sale” as defined in the Pacific Drilling limited liability company agreement and (c) be bound by certain transfer restrictions with respect to such securities subject to certain exceptions.

The Voting Agreements will terminate upon the earliest to occur of (a) the effective time of the Merger, (b) the termination of the Merger Agreement pursuant to its terms, (c) the date on which the Merger Agreement is modified or amended in a manner that (i) reduces the merger consideration to be paid pursuant to the terms of the Merger Agreement (including, without limitation, the Membership Interest Exchange Ratio or the Warrant Exchange Ratio), (ii) extends the end date of the Merger Agreement beyond June 30, 2021, or (iii) alters the allocation of liability among the parties to the Merger Agreement or the members of Pacific Drilling, including by adding or modifying any indemnification rights or obligations set forth in or contemplated by the Merger Agreement, (d) termination by mutual written consent of the Member and Noble and (e) at any time upon notice by Noble to the Members.

The foregoing summary of the Voting Agreements does not purport to be complete and are subject to, and qualified in its entirety by, the full text of the form of Voting Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Registration Rights Agreement

At the closing, Noble will enter into a Registration Rights Agreement (the “RRA”) with each of the holders identified therein (the “Holders”) pursuant to which, among other things, and subject to certain limitations set forth therein, certain Holders will have customary demand and piggyback registration rights. In addition, pursuant to the RRA, certain Holders have the right to require Noble, subject to certain limitations set forth therein, to effect a distribution of any or all of their Noble Shares by means of an underwritten offering. Noble is not obligated to effect any underwritten offering unless the dollar amount of the registrable securities of the Holder(s) demanding such underwritten offering to be included therein is reasonably likely to result in gross sale proceeds of at least $20 million.

The foregoing summary of the RRA does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the substantially final form RRA, which is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities that may be issued in connection with the Merger Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On March 25, 2021, Noble and Pacific Drilling issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is furnished hereto as Exhibit 99.1.

In addition, on March 25, 2021, Noble provided supplemental information regarding the Merger in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.2.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Noble under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1 and 99.2.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the parties’ ability to effect the transaction; the benefits of the transaction; the future financial performance of Noble following the transaction; and changes in Pacific Drilling’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and Noble and Pacific Drilling do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against Noble or Pacific Drilling following announcement of the business combination; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to satisfy conditions to the closing of the proposed transaction; (4) the risk that the Merger disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed transaction; (7) changes in applicable laws or regulations; (8) the possibility that Noble or Pacific Drilling may be adversely affected by other economic, business, and/or competitive factors; (9) the ability of the combined company to improve its operating structure, financial results and profitability and to maintain relationships with suppliers, customers, employees and other third parties; (10) the effects of public health threats, pandemics and epidemics, such as the ongoing outbreak of COVID-19, and the adverse impact thereof on the combined company; (11) the price of the combined company’s securities and trading markets with respect thereto, including the ability to access capital markets and the global economy and financial markets generally; (12) the effects of actions by or disputes among OPEC+ members with respect to production levels or other matters related to the price of oil, market conditions, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, operating hazards and delays, and risks associated with operations outside the US; (13) actions by regulatory authorities, credit rating agencies, customers, joint venture partners, contractors, lenders and other third parties, legislation and regulations affecting drilling operations (including as a result of the change in the US presidential administration); (14) compliance with or changes in regulatory requirements, violations of anti-corruption laws, shipyard risk and timing, delays in mobilization of rigs, hurricanes and other weather conditions, and (15) the future price of oil and gas, that could cause actual plans or results to differ materially from those included in any forward-looking statements; and other factors identified in Noble’s prior and future filings with the Securities and Exchange Commission, available at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 25, 2021, by and among Noble Corporation, Duke Merger Sub, LLC, and Pacific Drilling Company LLC.

10.1	Form of Voting and Support Agreement.

10.2	Form of Registration Rights Agreement.

99.1	Joint Press Release, dated as of March 25, 2021.

99.2	Investor Presentation, dated as of March 25, 2021.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. Noble agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

	By:	/s/ William E. Turcotte
	Name:	William E. Turcotte
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: March 25, 2021

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